UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

CB RICHARD ELLIS GROUP, INC.
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(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
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(State or other	(Commission File Number)	(IRS Employer)
jurisdiction of	Identification No.)
incorporation)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California     90025
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                     (Address of Principal Executive Offices)                                  (Zip Code)

(310) 405-8900
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Registrant's Telephone Number, Including Area Code

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein.

ITEM 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 20, 2010, the Company received a notice, pursuant to Section 101(i)(2)(B) of the Employment Retirement Income Security Act of 1974, from the plan administrator of the CB Richard Ellis 401(k) Plan (the “Plan”) relating to a blackout period during which Plan participants will be unable to effect certain Plan transactions. Information regarding such blackout period is set forth in the notice provided to the Company’s Directors and Executive Officers, which notice is attached to this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit

99.1	Notice to CB Richard Ellis Group, Inc. Directors and Executive Officers dated May 21, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2010		CB RICHARD ELLIS GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer